Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2209

Inflation Hedge Portfolio 2022-2

Supplement to the Prospectus

Effective June 2, 2022, in connection with the merger of BHP Group Ltd.’s (“BHP”) oil and gas portfolio with Woodside Energy Group Ltd. (formerly Woodside Petroleum Ltd.) (“Woodside”), holders of BHP’s American Depositary Receipts (“ADRs”) (ticker: BHP), which includes your Portfolio, received as a dividend distribution one Woodside ADR (ticker: WDS) for every 2.7670 BHP ADRs held as of the record date of May 26, 2022. Your Portfolio will continue to hold and buy BHP ADRs and Woodside ADRs.

Supplement Dated: June 2, 2022